      As filed with the Securities and Exchange Commission on May 28, 1999

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                            STROUDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
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
                                 STROUDS, INC.
                            780 SOUTH NOGALES STREET
                       CITY OF INDUSTRY, CALIFORNIA 91748

                                  June 1, 1999

To Our Stockholders:

    You are cordially invited to attend the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Strouds, Inc. (the "Company") which will be held on Wednesday, June 30, 1999, at 10:00 a.m., local time, at Industry Hills Sheraton, One Industry Hills Parkway, City of Industry, California. All stockholders of record at the close of business on May 7, 1999 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

    The Annual Meeting will be held to: (a) elect seven directors to the Company's Board of Directors to serve until the annual meeting of stockholders in the year 2000 and until their successors are duly elected and qualified, (b) ratify the appointment of independent public accountants for the fiscal year ending on February 26, 2000, and (c) transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

    We hope you will attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy card promptly to ensure that your shares will be represented at the Annual Meeting. If you attend the Annual Meeting, you may vote in person even if you have sent in your proxy card.

                                          Sincerely,

                                          [SIGNATURE]Charles R. Chinni
                                          CHAIRMAN OF THE BOARD OF DIRECTORS,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 STROUDS, INC.
                            780 SOUTH NOGALES STREET
                       CITY OF INDUSTRY, CALIFORNIA 91748

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 30, 1999

                            ------------------------

    The 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Strouds, Inc. (the "Company") will be held on Wednesday, June 30, 1999, at 10:00 a.m., local time, at Industry Hills Sheraton, One Industry Hills Parkway, City of Industry, California to:

    1. elect seven directors to the Company's Board of Directors to serve until the annual meeting of stockholders in the year 2000 and until their successors are duly elected and qualified;

    2. ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending on February 26, 2000; and

    3. transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

    Stockholders of record at the close of business on May 7, 1999 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The list of stockholders will be available for examination for the ten days prior to the Annual Meeting at Strouds, Inc., 780 South Nogales Street, City of Industry, California.

    THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED THEREIN AND VOTE FOR THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. Please refer to the attached proxy statement, which forms a part of this notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, HOWEVER, PLEASE COMPLETE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE. If you attend the Annual Meeting, you may vote in person even if you have sent in your proxy card.

                                          By Order of the Board of Directors

                                          [SIGNATURE]Charles R. Chinni
                                          CHAIRMAN OF THE BOARD OF DIRECTORS,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

City of Industry, California
June 1, 1999

                                 STROUDS, INC.

                                ----------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 30, 1999

                            ------------------------

    This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Strouds, Inc. ("Strouds" or the "Company") from the holders of its outstanding shares of common stock, par value $0.0001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders to be held on Wednesday, June 30, 1999 (the "Annual Meeting") to:

    1. elect seven directors to the Company's Board of Directors to serve until the annual meeting of stockholders in the year 2000 (the "2000 Annual Meeting") and until their successors are duly elected and qualified;

    2. ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending on February 26, 2000; and

    3. transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

    The Company's principal executive offices are located at 780 South Nogales Street, City of Industry, California 91748, telephone (626) 912-2866. A copy of the Company's fiscal 1998 Annual Report to Stockholders and this Proxy Statement and accompanying proxy card will be first mailed to stockholders on or about June 1, 1999. The Company defines its fiscal year as the period in which most of the business activity occurs (e.g., the year ending February 27, 1999 is referred to as fiscal 1998).

    NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

    The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. In addition to the use of mails, certain directors, officers or employees of the Company and its subsidiaries, who receive no compensation for their services other than their regular salaries, may solicit and tabulate proxies. The Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, telephone (212) 269-5550, to assist in the solicitation of proxies with respect to the shares of Common Stock held of record by brokers, nominees and institutions. The estimated cost of the services of D.F. King & Co., Inc. is $4,000, plus expenses.

VOTING PROCEDURES

    A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if mailed in the United States.

    You have three choices on each of the matters to be voted upon at the Annual Meeting. Concerning the election of directors, by checking the appropriate box on your proxy card you may: (a) vote for all of the director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or
(c) vote for all director nominees as a group except those nominees you identify on the appropriate line. Concerning the approval of independent public accountants, by checking the appropriate box on your proxy card you may: (a) vote "For" the item; (b) vote "Against" the item; or
(c)"Abstain" from voting on the item. The effects of abstentions and votes against certain matters are discussed further below.

    Stockholders may vote by either (a) completing and returning the enclosed proxy card prior to the Annual Meeting, (b) voting in person at the Annual Meeting, or (c) submitting a signed proxy card at the Annual Meeting.

    YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

    You may revoke your proxy at any time before it is actually voted at the Annual Meeting by (a) delivering written notice of revocation to the Secretary of the Company at 780 South Nogales Street, City of Industry, California, 91748,
(b) submitting a later dated proxy, or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy. You may also be represented by another person present at the Annual Meeting by executing a form of proxy designating such person to act on your behalf.

    Each unrevoked proxy card properly signed and received prior to the close of the Annual Meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted FOR items 1 and 2 on the proxy card and will be voted in the discretion of the persons named as proxies on the other business that may properly come before the Annual Meeting.

    If a proxy card indicates an abstention or a broker non-vote on a particular matter, then the shares represented by such proxy will be counted for quorum purposes. If a quorum is present, an abstention will have the effect of a vote against the matter (except for the election of directors in which case such abstention has no effect) and broker non-votes will have no effect.

    The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding on May 7, 1999, will constitute a quorum.

    Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting.

SHARES ENTITLED TO VOTE AND REQUIRED VOTE

    Stockholders of record at the close of business on May 7, 1999 are entitled to vote at the Annual Meeting. At that date, 7,036,981 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote. In all matters other than the election of directors, the affirmative vote of a majority of the shares of Common Stock that are represented in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve each matter. Directors shall be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

                            ------------------------

               The date of this Proxy Statement is June 1, 1999.

                                 PROPOSAL NO. 1
                ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

GENERAL INFORMATION--ELECTION OF DIRECTORS

    Pursuant to the Company's Bylaws and resolutions adopted by the Company's Board of Directors, the Company currently has seven directors. Directors are elected at the Annual Meeting and will serve until the 2000 Annual Meeting and until each respective successor shall have been duly elected or appointed.

    In the absence of instructions to the contrary, votes will be cast for the election of the following as directors pursuant to the proxies solicited hereby. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any substitute nominee selected by the current Board of Directors. However, the proxy cannot be voted for a greater number of persons than the number of nominees designated by the Board of Directors. Management has no reason to believe, at this time, that the persons named herein will be unable or will decline to serve if elected, and each nominee has informed the Company that he will serve if elected.

NOMINEES FOR ELECTION AS A DIRECTOR

    The following table sets forth the name of, and certain information with respect to, the seven persons nominated by the Company at the Annual Meeting:

                                              DIRECTOR
NAME                                AGE         SINCE                 POSITIONS CURRENTLY HELD WITH THE COMPANY
------------------------------      ---      -----------  -----------------------------------------------------------------
Charles R. Chinni (1).........          55         1997   Chairman of the Board of Directors, President and Chief Executive
                                                            Officer
Wilfred C. Stroud (1).........          73         1979   Founder, Chairman Emeritus and Director
Larry R. Bemis (2)............          54         1997   Director
Dale D. Achabal (1)(3)........          53         1997   Director
Marco F. Weiss (1)(3).........          68         1997   Director
Richard F. Clayton (2)........          57         1998   Director
Marshall S. Geller............          60         1998   Director

--------------------------

(1) Member of Executive Committee.

(2) Member of Audit Committee.

(3) Member of Compensation Committee.

    The following is a biographical summary of the experience of the nominees for directors to the Company's Board of Directors:

    CHARLES R. CHINNI: On July 7, 1997, Mr. Chinni joined Strouds as its President, Chief Executive Officer and a director on the Board of Directors. Mr. Chinni has served as the Chairman of the Board of Directors of the Company since February 28, 1999. Prior to joining Strouds, Mr. Chinni was Executive Vice-President of Merchandising for Kmart Corporation, a discount retailer, from May 1995 to November 1995. Prior to his employment at Kmart Corporation, Mr. Chinni spent over 30 years with Macy's culminating with the position of President--Merchandising for the combined Macy's companies before the sale of Macy's to Federated Department Stores in 1995.

    WILFRED C. STROUD: Since February 28, 1999, Mr. Stroud has served as the Founder, Chairman Emeritus and a director on the Company's Board of Directors. Prior to that time, Mr. Stroud served as Chairman of the Board of Directors and a director of the Company since founding Strouds in 1979. Mr. Stroud also served as Chief Executive Officer from the inception of the Company through May 1994 and as President of the Company from 1979 to May 1991. Prior to founding Strouds, from 1956 to 1979,

Mr. Stroud was employed by the Broadway Division of Carter-Hawley Hale where he spent eight years as a Divisional Merchandise Manager.

    LARRY R. BEMIS: Mr. Bemis was appointed a director to the Company's Board of Directors effective June 1, 1997. Mr. Bemis is a partner in the Newport Beach law firm of Millar, Hodges & Bemis, specializing in business, income and estate tax planning, real estate and corporate law. Prior to forming Millar, Hodges & Bemis, Mr. Bemis was a partner at Witter and Harpole, in Newport Beach, where he began his law practice in 1973. Prior to joining Witter and Harpole, Mr. Bemis was a revenue agent and appellate conferee with the Internal Revenue Service in Los Angeles. Mr. Bemis provides certain legal services to the Company. See "Certain Transactions--Other Relationship."

    DALE D. ACHABAL: Dr. Achabal was appointed a director to the Company's Board of Directors effective June 1, 1997. Dr. Achabal has been the L.J. Skaggs Distinguished Professor since 1987 and an Associate Dean since 1997 at Santa Clara University where he has taught since 1980 and Director of the Retail Management Institute since 1997. Dr. Achabal also directs the Retail Workbench Research & Education Center since 1990, sponsored by a consortium of leading retailers from around the world. Dr. Achabal is also a member of the Information Technology Council of the National Retail Federation since 1992 and the Editorial Board of the JOURNAL OF RETAILING since 1982. Dr. Achabal is a consultant to a variety of retail organizations in the United States, Europe and Asia Pacific in the areas of strategic market planning, retail information systems and marketing research.

    MARCO F. WEISS: Mr. Weiss was elected to the Company's Board of Directors on July 8, 1997. Mr. Weiss maintains an office with the Goldman & Kagon Law Corporation and specializes in international business transactions. From 1991 to 1994, Mr. Weiss served as Chairman of ECONT, a Russian-American Joint Venture. From 1991 to 1994, Mr. Weiss served as Vice-Chairman and Chief Operating Officer of the Marvol Group, a diversified Russian company with a global presence dealing, among other things, in manufacturing and the merchandising of consumer products. From 1992 to 1995, Mr. Weiss also practiced as a consultant specializing in U.S. law in the United Kingdom. Prior to relocating abroad, Mr. Weiss was a partner in a number of Los Angeles law firms and specialized in capital formation and securities transactions.

    RICHARD F. CLAYTON: Mr. Clayton was appointed a director to the Company's Board of Directors on March 19, 1998. Since 1993, Mr. Clayton has been the President and a partner in Trico Capital Management, a business venture investment fund focusing in retail and consumer products. He is also the Chief Executive Officer of JB Research, a privately held manufacturing company producing products under the Relaxor-Registered Trademark- brand with distribution throughout the United States, Canada and Europe. Prior to joining Trico, Mr. Clayton was the Chairman and Chief Executive Officer of STOR Furnishings International, a furnishings specialty retailer that was sold to IKEA in 1992. From 1986 to 1990, Mr. Clayton served as President and Chief Operating Officer of The Broadway Department Stores, Inc., a major department store chain operating in the western United States.

    MARSHALL S. GELLER: Mr. Geller was appointed a director to the Company's Board of Directors on July 24, 1998. Since 1995, Mr. Geller has been the Chairman of the board of directors, Chief Executive Officer and Founding Partner of Geller & Friend Capital Partners, Inc., a company involved in merchant banking and investment advising, since its formation in November 1995. From 1991 to 1995, Mr. Geller was the Senior Managing Partner and Founder of Golenberg & Geller, Inc., a merchant banking investment company. From 1967 to 1988, Mr. Geller was the Senior Managing Director for Bear Stearns & Company. Mr. Geller currently serves as a director of Hexcel Corporation, Players International, Inc., Value Vision International, Inc., Ballantyne of Omaha, Inc., iMALL Inc., and Cabletel Communications Corporation.

COMPENSATION OF DIRECTORS

    The Company provides for the grant to each non-employee director, as of the date that such non-employee director is initially elected to the Board of Directors, of non-qualified stock options to purchase 10,000 shares of Common Stock of the Company. Annual grants of non-qualified stock options to purchase 5,000 shares of Common Stock are presently provided at the time of re-election. These options have a term of ten years, an exercise price of 100% of the fair market value of a share of Common Stock on the date the options are granted and will become exercisable in four cumulative 25% installments on each successive one year anniversary of the date the option is granted. The Company pays each director who is neither an employee of the Company nor associated with one of the Company's principal stockholders a $1,000 fee for each meeting of the Company's Board of Directors attended and, if not held in conjunction with a regular Board of Directors meeting, a $500 fee for each Board of Directors committee meeting attended. The Company also reimburses all directors for all expenses incurred in connection with their activities as directors.

    Messrs. Bemis, Achabal and Weiss in fiscal year 1997, and Messrs. Clayton and Geller in fiscal year 1998, were awarded stock options to purchase 10,000 shares of Common Stock under the Company's 1994 Equity Participation Plan. Messrs. Bemis, Achabal and Weiss in fiscal year 1998 were awarded stock options to purchase 5,000 shares of Common Stock under the Company's 1994 Equity Participation Plan. These awards vest in 25% installments over the first four years following the original date of grant.

    Mr. Stroud retired on February 27, 1999. For three fiscal years thereafter, he will serve as the Chairman Emeritus of the Board of Directors and in such capacity, will consult with the other members of the Board of Directors and the management of the Company. During such three year period, Mr. Stroud's compensation will consist of his full base salary, an automobile allowance and personal and spousal health benefits which are comparable to those provided to the executive officers of the Company. After such three year period, Mr. Stroud will receive payments from the Company in an amount of $120,000 per year for the rest of his life. After his death, Mr. Stroud's wife will receive payments from the Company in an amount of $50,000 per year and will also receive health benefits for the rest of her life.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

BOARD OF DIRECTORS

    The Board of Directors of the Company met seven times during fiscal year ended February 27, 1999. During that fiscal year, attendance at the Board of Directors meetings averaged 98% and attendance at committee meetings of the Board of Directors averaged 100%. No incumbent directors attended fewer than 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which they served.

AUDIT COMMITTEE

    The Audit Committee of the Board of Directors is presently comprised of Messrs. Bemis and Clayton. Mr. Bemis serves as the chair of the Audit Committee. Mr. Weiss was a member of the Audit Committee until June 1998. As directed by the Board of Directors, the functions of the Audit Committee include (a) reviewing and monitoring the Company's financial reports and accounting practices, (b) annually recommending to the Board of Directors for appointment by the Board of Directors independent public accountants as auditors of the books, records and accounts of the Company, (c) reviewing the scope of audits made by the independent public accountants and (d) receiving and reviewing the audit reports submitted by the independent public accountants and taking such action in respect of such reports as the Audit Committee deems appropriate. During the fiscal year ended February 27, 1999, the Audit Committee held two meetings.

COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors is presently comprised of Messrs. Weiss and Achabal. Mr. Weiss serves as the chair of the Compensation Committee. As directed by the Board of Directors, the functions of the Compensation Committee include ensuring that the officers and management personnel of the Company are compensated in terms of salaries, supplemental compensation and benefits which are internally equitable and externally competitive, and administering the following benefit plans (as such plans may be amended from time to time) of the Company: Stock Option Plan for Executive and Key Employees; 1994 Equity Participation Plan; and 1994 Employee Qualified Stock Purchase Plan. During the fiscal year ended February 27, 1999, the Compensation Committee held nine meetings.

EXECUTIVE COMMITTEE

    The Executive Committee of the Board of Directors is presently comprised of Messrs. Stroud, Chinni, Achabal and Weiss. Mr. Stroud chairs the Executive Committee. As directed by, and between meetings of, the Board of Directors, the function of the Executive Committee is to exercise the authority and power of the Board of Directors to manage the Company's business and affairs, except for certain duties specifically reserved to the full Board of Directors in the Company's Bylaws. During the fiscal year ended February 27, 1999, the Executive Committee held one meeting.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        EACH OF THE DIRECTORS NOMINATED
                          TO THE BOARD OF DIRECTORS AS
                          SET FORTH IN PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors, upon recommendation of the Audit Committee, has appointed KPMG LLP as the Company's independent public accountants for the fiscal year ending February 26, 2000. KPMG LLP has been the Company's independent public accountants since fiscal year 1987. A representative of KPMG LLP will be present at the Annual Meeting and will be given an opportunity to make a statement and answer questions. This appointment is being submitted for ratification at the Annual Meeting. If the appointment is not ratified, the appointment will be reconsidered by the Board of Directors, although the Board of Directors will not be required to appoint different independent public accountants for the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
                     OF THE APPOINTMENT OF KPMG LLP AS THE
                  COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR
                    THE FISCAL YEAR ENDING FEBRUARY 26, 2000
                        AS SET FORTH IN PROPOSAL NO. 2.

                  EXECUTIVE OFFICERS AND CERTAIN KEY PERSONNEL

    The executive officers and certain key personnel of the Company as of June 1, 1999 are as follows:

NAME                            AGE                       POSITION
------------------------------  ---   -------------------------------------------------
EXECUTIVE OFFICERS:
Charles R. Chinni.............  55    Chairman of the Board of Directors, President and
                                        Chief Executive Officer
Wilfred C. Stroud.............  73    Founder, Chairman Emeritus and Director
Gary A. Van Wagner............  36    Corporate Controller
KEY PERSONNEL:
Donna J. Aidekman.............  39    Vice President--Divisional Merchandise Manager
Carolyn A. Bush...............  43    Vice President--Home Services
Roberta A. Chavance...........  48    Vice President--Human Resources
Denise Marsicano..............  44    Vice President--Stores
Richard L. Stanton............  50    Vice President--Management Information Systems
Jeffrey L. Stroud.............  38    Vice President--Divisional Merchandise Manager

    In addition to Messrs. Stroud and Chinni whose biographies appear under "Proposal 1--Election of Directors to the Board of Directors," the following is a biographical summary of the experience of the executive officers and certain key personnel of the Company:

    GARY A. VAN WAGNER: Mr. Van Wagner joined Strouds in January 1998 as Corporate Controller. Prior to joining Strouds, Mr. Van Wagner served as Controller for Reddi Brake Supply Company, Inc., a distributor of parts to the automotive after-market, from October 1996 to January 1998. From October 1995 to October 1996, he was a business consultant. Prior to that he served an aggregate of eight years with Standard Brands Paint Company, Inc., where he was Vice President/Controller from August 1993 to October 1995. Standard Brands underwent a voluntary re-organization under the United States Bankruptcy Code in 1992.

    DONNA J. AIDEKMAN: Ms. Aidekman was named Vice President--Divisional Merchandise Manager of the Company in March 1998. She has also served as the Company's Director of Merchandising--Fashion Bedding from December 1995 to March 1998, Director of Merchandising--Bedding and Juvenile from August 1988 to November 1995, Regional Store Manager from March to August 1988, and Store Manager from April 1984 to March 1988. Before joining Strouds, Ms. Aidekman was employed by J.W. Robinson's, a department store, as a department manager and assistant buyer.

    CAROLYN A. BUSH: Ms. Bush joined Strouds in January 1996 as Vice President--Home Services. Prior to joining Strouds, Ms. Bush served as Vice President of Lease and Cost Divisions for Broadway Stores Inc., formerly Carter-Hawley Hale, from June 1994 through December 1995. From March 1992 through May 1994, she served as Executive Vice President and Chief Operating Officer for East-West Floor Covering, Inc., a small floor covering company specializing in operating lease departments within department stores. Prior to this time, Ms. Bush served as Divisional Vice President of Lease and Home Services, with Broadway Stores, Inc. Ms. Bush was with Broadway Stores, Inc. for an aggregate of eleven years.

    ROBERTA A. CHAVANCE: Ms. Chavance has served as Vice President--Human Resources of the Company since 1990. From 1989 to 1990, Ms. Chavance was the Director of Personnel and, from 1984 to 1989, the Manager of Personnel and Training.

    DENISE MARSICANO: Ms. Marsicano has served as Vice President--Stores of the Company since 1993. From 1989 to 1993, Ms. Marsicano served as Regional Store Manager and, from 1988 to 1989, as Store

Manager. Prior to joining Strouds, Ms. Marsicano was employed by Bloomingdales from 1976 to 1988 where she held the position of Buyer.

    RICHARD L. STANTON: Mr. Stanton has served as Vice President--Management Information Systems of the Company since March 1999. From November 1996 to February 1999, Mr. Stanton was an Information Systems Management Consultant associated with R.M. Menar & Associates, a management information systems consulting firm. During that time, from December 1997 to February 1999, he worked as a consultant to Strouds in Management Information Systems. From 1989 to 1996, Mr. Stanton served as Divisional Vice President of Services Marketing for Broadway Stores, Inc., formerly Carter-Hawley Hale. Mr. Stanton was with Broadway Stores, Inc. in management systems development for an aggregate of sixteen years.

    JEFFREY L. STROUD: Mr. Jeffrey Stroud was appointed to Vice President--Divisional Merchandise Manager of the Company in October 1997. Mr. Jeffrey Stroud has been with Strouds since 1990 and has served as the Director of Merchandising for multiple divisions within the Company. Prior to joining Strouds, Mr. Jeffrey Stroud was employed by May Company California, a chain of department stores, from June 1983 to July 1990, where the last position that he held was as a Buyer. Mr. Jeffrey Stroud is the son of Mr. Wilfred Stroud, the Founder, Chairman Emeritus and director of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The Summary Compensation Table below sets forth certain compensation information concerning the Company's Chief Executive Officer, its former Chief Executive Officer and its other most highly compensated executive officer (the "Named Executive Officers") for services rendered in all capacities to the Company during the fiscal year ended February 27, 1999:

                                                                     LONG TERM
                                                                    COMPENSATION
                                                                       AWARDS
                                        ANNUAL COMPENSATION         ------------
                                   ------------------------------      SHARES             OTHER
                                   FISCAL                            UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR  SALARY ($)     BONUS ($)   OPTIONS (#)          ($)(1)
---------------------------------  ----  ----------     ---------   ------------   -------------------
Charles R. Chinni (2)............  1998    387,692       175,000(3)  100,000              65,909(4)
 Chairman of the Board of          1997    222,116            --     300,000              29,642(5)
 Directors,
 President, Chief Executive
 Officer,
 and Director

Wilfred C. Stroud................  1998    204,000            --      12,500               9,100(7)
 Founder, Chairman Emeritus and    1997    204,000            --      45,834(6)           29,246(7)
 Director                          1996    204,000            --      12,500              37,293(7)

Douglas C. Felderman (11)........  1998    183,077            --      45,000                  --
 Senior Vice President--Finance,   1997    138,076            --      55,000(8)              127(9)
 Chief Financial Officer and       1996    110,000        12,500(10)    3,000                508(9)
 Secretary

--------------------------

(1) Perquisites less than $50,000 or 10% of the total of annual salary and bonus are not disclosed.

(2) Mr. Chinni joined the Company to serve as its President and Chief Executive Officer in July 1997. The salary reported for fiscal year 1997 reflects compensation received for a partial year.

(3) Reflects bonus received by Mr. Chinni during fiscal year ended February 27, 1999 for services rendered during fiscal year ended February 28, 1998.

(4) Includes $58,909 relating to housing and travel expenses and $7,000 representing an automobile allowance paid to Mr. Chinni by the Company.

(5) Includes $25,200 relating to relocation and travel expenses and $4,442 representing an automobile allowance paid to Mr. Chinni by the Company.

(6) Of these options, 12,500 represent new grants in fiscal 1997 and 33,334 represent the options that were repriced in May 1997.

(7) The Company contributed $235 and $2,391 to the Company's 401(k) plan on behalf of Mr. Stroud for the fiscal years ended February 28, 1998 and March 1, 1997, respectively. The Company is a party to "split dollar" life insurance agreements with a trust established by Mr. Stroud under which the trust pays the portion of the premiums attributable to the death benefit under life insurance policies insuring the lives of Mr. Stroud and his spouse and owned by the trust, and the Company pays the balance of the premiums. Upon the termination of the agreements or the deaths of Mr. Stroud and his spouse, all premiums previously advanced by the Company under the policies are required to be repaid by the trust. Included in the amounts shown for Mr. Stroud in fiscal years 1997 and 1996 are $29,011 and $34,902, respectively, representing the value of the premium payments by the Company in such years, projected on an actuarial basis assuming that Mr. Stroud retires at age 75 and the agreements are then terminated, and assuming an interest rate equal to the Company's then incremental borrowing rate. Mr. Stroud's retirement was effective February 28, 1999 and the value of the premiums paid in 1998 equalled $9,100.

(8) Of these options, 45,550 represent new grants in fiscal 1997 and 9,450 represent the options that were repriced in May 1997.

(9) Represents Company matching contributions to the Company's 401(k) plan on behalf of Mr. Felderman.

(10) Reflects bonus received by Mr. Felderman during fiscal year ended March 2, 1996 for services rendered during fiscal year ended February 25, 1995.

(11) Mr. Felderman resigned as an officer of the Company, effective May 27, 1999.

OPTION GRANTS DURING FISCAL YEAR ENDED FEBRUARY 27, 1999

    The following table sets forth certain information regarding grants of stock options made to the Named Executive Officers during the fiscal year ended February 27, 1999, including information as to the potential realizable value of such options at assumed annual rates of stock price appreciation for the ten year option terms:

                                                   INDIVIDUAL GRANTS
                               ---------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                NUMBER OF                                                              AT
                                 SHARES      PERCENT OF TOTAL                               ASSUMED ANNUAL RATES OF
                               UNDERLYING   OPTIONS GRANTED TO                              STOCK PRICE APPRECIATION
                                 OPTIONS    EMPLOYEES IN FISCAL   EXERCISE                     FOR OPTION TERM(1)
                                 GRANTED        YEAR ENDED       PRICE PER   EXPIRATION   ----------------------------
NAME                               (#)       FEBRUARY 27, 1999     SHARE        DATE         5% ($)         10% ($)
-----------------------------  -----------  -------------------  ----------  -----------  -------------  -------------
Charles R. Chinni............     100,000             26.8%        $2.88       04-28-08   $     180,807  $     458,201

Wilfred C. Stroud............      12,500              3.4%        $3.25       04-24-08          25,549         64,746

Douglas C. Felderman.........      45,000              12.1%       $3.25       04-24-08          91,976        233,085

All Optionees................     373,100             100.0%      1.44-3.25    03-19-08         634,657      1,608,346
                                                                               01-13-09

All Stockholders (2).........     N/A             N/A               N/A         N/A          15,527,060     39,348,618

All Optionees as a percent of
 All Stockholders Gain.......     N/A             N/A               N/A         N/A                 4.1%           4.1%

--------------------------

(1) The dollar amounts under these columns are the result of calculations at five percent and ten percent rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price. In the above table, the Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) These amounts represent the appreciated value which common stockholders would receive at the hypothetical five and ten percent rates based on the market value of Common Stock outstanding at or near the option grant dates.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED FEBRUARY 27, 1999 AND FISCAL
  YEAR END OPTION VALUES

    The following table sets forth certain information regarding options exercised during fiscal year 1998 and options outstanding at February 27, 1999 for the Named Executive Officers:

                                                                                   NUMBER OF SHARES                VALUE OF
                                                                                UNDERLYING UNEXERCISED     UNEXERCISED IN-THE-MONEY
                                                                                      OPTIONS AT                  OPTIONS AT
                                                                                FEBRUARY 27, 1999 (#)      FEBRUARY 27, 1999 ($)(1)
                                      SHARES ACQUIRED                         --------------------------  --------------------------
NAME                                    ON EXERCISE        VALUE REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------  -------------------  -------------------  -----------  -------------  -----------  -------------
Charles R. Chinni.................              --                   --           75,000        325,000    $   4,725    $    14,175

Wilfred C. Stroud.................              --                   --           16,428         41,906        3,088          5,528

Douglas C. Felderman..............              --                   --           14,180         85,820        1,742          3,978

--------------------------

(1) Amount represents the difference between the aggregated exercise prices of unexercised options and a closing price of $1.94 per share of the Common Stock as reported on the Nasdaq Stock Market on February 26, 1999, the last trading day in fiscal year 1998.

EMPLOYMENT AGREEMENTS

    On July 7, 1997, Mr. Chinni and the Company entered into an employment agreement (the "1997 Agreement"). Subsequently, on May 20, 1998, the Company and Mr. Chinni amended and restated the original 1997 Agreement (the "1998 Agreement"), which expires on February 28, 2001. Pursuant to the terms of the 1998 Agreement, Mr. Chinni shall serve as the Company's President and Chief Executive Officer and the Company will pay Mr. Chinni a base salary equal to $350,000 during fiscal year 1997, $390,000 during fiscal year 1998, $425,000 during fiscal year 1999 and an amount to be determined by the Company's Board of Directors for fiscal year 2000. At the end of each fiscal year, subject to pre-determined improvements of the Company's financial performance, Mr. Chinni is eligible to receive certain specified bonus amounts consisting of a combination of cash and stock options. For fiscal year 1999, such amounts shall not individually exceed $212,500 in cash and 225,000 in stock options, provided that the Compensation Committee, at its discretion, may choose to pay cash for all or a portion of such stock options in an amount equal to the fair market value of such options, as determined in good faith by the Compensation Committee. The 1998 Agreement further provides that as of the date of employment, Mr. Chinni was granted options for the purchase of (i) 100,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant and (ii) an additional 200,000 shares of Common Stock at the fair market value on the date of grant, which grant was approved by the Company's stockholders at the 1998 Annual Meeting of Stockholders. Additionally, the 1998 Agreement provides for the Company to reimburse Mr. Chinni for certain re-location, travel, out-of-pocket business and attorney expenses and to provide Mr. Chinni with medical, hospital, surgical, disability, accidental death, travel and/or life insurance coverage.

    The Company is entitled to terminate Mr. Chinni's employment upon his death, disability, "for cause" (E.G., neglect of duties, breach of covenants, failure to correct employment deficiency, fraud, embezzlement, or acceptance of bribe or kickback), an event of bankruptcy, reorganization or similar circumstances, failure of Mr. Chinni to be nominated to the Company's Board of Directors or "without cause" (reasons other than for his death, disability, or for cause). Mr. Chinni may terminate his employment with the Company for any reason upon 60 days' written notice. In the event of a termination by the Company "without cause" or failure of Mr. Chinni to be nominated to the Company's Board of Directors, Mr. Chinni is entitled to a severance payment of his base salary in effect at the time of termination for the remaining term of the 1998 Agreement or for one year, whichever is greater.

    The 1998 Agreement includes provisions restricting Mr. Chinni from competing, directly or indirectly, with the Company during employment and for two years after the termination of employment.

                         COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee presently is comprised of Messrs. Weiss and Achabal, neither of whom is or has been an officer or employee of the Company or any of its subsidiaries. Mr. Weiss serves as the chair of the Compensation Committee. For a description of the background of each of these individuals, see "Proposal 1--Election of Directors to the Board of Directors."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "1934 ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                  * * * * * *

    The Compensation Committee's policy is to establish compensation levels for the Chief Executive Officer (the "CEO") and the other executive officers which reflect the Company's overall performance and the individual executive's performance, responsibilities and contributions to the long-term growth and profitability of the Company. The Compensation Committee's policy is to determine the appropriate executive compensation levels which will enable the Company to attract and retain qualified executives.

    The Compensation Committee, with the assistance of the CEO, determines the compensation of the executive officers based on its evaluation of the Company's overall performance, primarily based on the Company's sales and earnings performance compared with the Company's operating plan, as well as various qualitative factors such as the Company's product and service quality, the extent to which the executive officer has contributed to forming a strong management team and other factors which the Compensation Committee believes are indicative of the Company's ongoing ability to achieve its long-term sales growth and profit objectives. With respect to each executive, the Compensation Committee focuses on that individual executive's areas of responsibility and his contribution toward achieving corporate objectives.

    Total compensation of each executive officer of the Company consists of four components: (i) base salary, (ii) annual incentive in the form of a cash bonus,
(iii) long-term incentive in the form of equity based stock options and (iv) miscellaneous benefits and perquisites. Each component is discussed below.

    The principal component of the compensation of each executive officer is the executive's base salary. In setting base salaries, the Compensation Committee reviews the corporate and individual performance factors described above and the practices of other public specialty retailers in comparable lines of trade and public department store retailers. The comparison peer groups are not identical to the peer group included in the performance comparison graph under "Stock Performance Graph" below. The Compensation Committee attempts to set the Company's base executive compensation levels at levels that generally competitive in the industry. The base salary for Mr. Chinni, the Chairman of the Board of Directors, President and CEO, for the fiscal year ended February 27, 1999 was $387,692. Mr. Chinni's base salary was established in accordance with the terms of his employment agreement with the Company.

    Executive officers are eligible to receive annual incentives in the form of a combination of cash bonuses and stock options. For the fiscal year ended February 27, 1999, the cash bonuses were targeted at 15-50% of base salary and were based on the Company's financial performance against certain pre-defined goals. In order to be more comparable with its primary peer group and to put a greater proportion of its executive officers' total compensation at risk, the Compensation Committee has determined that annual cash bonuses will be based on achievement of pre-defined net income levels, as well as an executive's personal performance (although the Compensation Committee can approve exceptions for outstanding individual performances). For the fiscal year ended February 27, 1999, the pre-defined financial performance targets were met. Accordingly, the Compensation Committee awarded incentive cash bonuses to executive officers for the fiscal year ended February 27, 1999. Mr. Chinni received a bonus of $195,000 for the fiscal year ended February 27, 1999.

    The other bonus component of the total compensation of each executive officer of the Company is long-term incentives in the form of equity-based stock options. These incentives are used to encourage the Company's management to maximize stockholder value and utilize vesting periods to assist the Company in retaining key employees. In general, the number of equity-based stock options granted by the Compensation Committee to each executive officer is based on an option grant multiplier (which multiplier is, in part, based on the practices of the Company's primary peer group) applied to each executive's base salary and an estimate as to the fair market value of the underlying stock at the time of grant of such options. The options granted to the CEO for the fiscal year ended February 27, 1999 were 100,000.

    The last component of total compensation is Company benefits and perquisites generally consisting of car allowances, matching contributions to individual executive's 401(k) Plans and customary life and health benefits. In addition, Mr. Wilfred C. Stroud, the Founder, Chairman Emeritus and a director on the Board of Directors, received split dollar life insurance benefits from the Company. For a discussion of the benefits payable to Mr. Stroud in connection with his retirement on February 27, 1999, see "Compensation of Directors."

    During 1993, the Internal Revenue Code of 1986 was amended to include
Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to any "covered employee" (which is defined as the CEO and the Company's other four most highly compensated officers, as of the end of a taxable year) to the extent that the compensation exceeds $1.0 million in any taxable year of the corporation beginning after 1993. Compensation which constitutes "performance-based compensation" is excludable in applying the $1.0 million limit. It is the Company's policy to qualify compensation paid to its top executives for deductibility under Section 162(m) in order to maximize the Company's income tax deductions.

                                          By the Compensation Committee
                                          Marco F. Weiss, Chairman
                                          Dale D. Achabal

STOCK PERFORMANCE GRAPH

    THE STOCK PERFORMANCE GRAPH BELOW SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE 1934 ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

    Set forth below is a line graph comparing the total cumulative return of the Company's Common Stock since the Company's initial public offering on October 12, 1994 to (a) a group of peer issuers with similar home retail businesses and
(b) the Nasdaq Stock Market--U.S. Index.

    The historical stock market performance of the Common Stock shown below is not necessarily indicative of future stock performance.

               COMPARISON OF 52 MONTH CUMULATIVE TOTAL RETURN(1)
   AMONG STROUDS, INC., A PEER GROUP(2) AND THE NASDAQ STOCK MARKET--US INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              10/12/94    2/25/95    3/2/96     3/1/97     2/28/98    2/27/99
Strouds, Inc.                       100         60         36         31         16         16
Peer Group                          100         95        100        120        230        243
NASDAQ Stock Market (U.S.)          100        104        146        176        241        314

------------------------

(1) Assumes $100.00 was invested on October 12, 1994 in stock or index and assumes dividends are reinvested.

(2) The Peer Group companies consist of Barnes & Noble, Inc., Bed Bath & Beyond Inc., Bombay Company, Inc., Goodguys, Inc., Lechters, Inc., Linens 'n Things, Inc., Pier 1 Imports, Inc., Three D Departments, Inc. and Williams-Sonoma, Inc.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

    The table below sets forth the beneficial ownership of the Company's Common Stock as of May 1, 1999 for (1) each of the Named Executive Officers (as defined under "Executive Compensation-- Summary Compensation Table"), (2) each person who is, as of May 1, 1999, a director on the Board of Directors of the Company, including all nominees to the Board of Directors, and (3) all current directors and current executive officers as of May 1, 1999 as a group. Pursuant to the rules of the Securities and Exchange Commission, in calculating percentage ownership, each person is deemed to beneficially own his own shares subject to options exercisable within 60 days, but options owned by others (even if exercisable within 60 days) are deemed not to be outstanding shares.

                                                                                     NUMBER OF SHARES
                                                                                      OF COMMON STOCK
                                                                                       BENEFICIALLY      PERCENT OF
NAME OF BENEFICIAL OWNER                              POSITION                             OWNED            CLASS
-------------------------------  --------------------------------------------------  -----------------  -------------
Charles R. Chinni..............  Chairman of the Board of Directors, President, and         140,000(a)          2.0%
                                  Chief Executive Officer

Wilfred C. Stroud..............  Founder, Chairman Emeritus and Director                    831,542(b)         11.8%

Douglas C. Felderman (c).......  Senior Vice President--Finance, Chief Financial             27,480(d)            *
                                  Officer and Secretary

Dale D. Achabal................  Director                                                    13,250(e)            *

Larry R. Bemis.................  Director                                                     8,700(e)            *

Richard F. Clayton.............  Director                                                     2,500(f)            *

Marshall S. Geller.............  Director                                                        --               *(g)

Marco F. Weiss.................  Director                                                     6,750(h)            *

All directors and executive                                                               1,032,222(i)         14.3%
 officers as a group
 (9 persons)...................

--------------------------

 * Less than 1%.

(a) Beneficial ownership includes 100,000 shares of Common Stock which may be acquired upon exercise of stock options exercisable within the next 60 days.

(b) Beneficial ownership includes 26,904 shares of Common Stock which may be acquired upon exercise of stock options exercisable within the next 60 days.

(c) Mr. Felderman resigned as an officer of the Company, effective May 27, 1999.

(d) Beneficial ownership includes 24,980 shares of Common Stock which may be acquired upon exercise of stock options exercisable within the next 60 days.

(e) Beneficial ownership includes 6,250 shares of Common Stock which may be acquired upon exercise of stock options exercisable within the next 60 days.

(f) Beneficial ownership includes 2,500 shares of Common Stock which may be acquired upon exercise of stock options exercisable within the next 60 days.

(g) Mr. Geller was appointed a director of the Company effective July 24, 1998.

(h) Beneficial ownership includes 3,750 shares of Common Stock which may be acquired upon exercise of stock options exercisable within the next 60 days.

(i) Beneficial ownership includes 172,634 shares of Common Stock which may be acquired upon exercise of stock options exercisable within the next 60 days. Also includes beneficial ownership by Gary A. Van Wagner, the Company's Corporate Controller, of 2,000 shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The table below sets forth certain information regarding the beneficial owners of more than 5% of the Company's Common Stock, other than the Company's directors and executive officers, as of May 1, 1999:

                                                                                   NUMBER OF SHARES
                                                                                    OF COMMON STOCK
                                                                                     BENEFICIALLY      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                     OWNED            CLASS
---------------------------------------------------------------------------------  -----------------  -------------
BT Capital Partners, Inc. ("BT Capital").........................................       517,645(1)            7.4%
 130 Liberty Street
 New York, NY 10006

West Highland Capital, Inc. ("WHC")..............................................       680,000(2)            9.7%
 300 Drake's Landing Road, Suite 290
 Greenbrace, CA 94904

J.R. Zone, as Trustee of the
 J.R. Zone 1983 Trust Agreement..................................................       539,779(3)            7.7%
 20700 Ventura Boulevard, #335
 Woodland Hills, CA 91364

Dimensional Fund Advisors Inc. ("DFAI")..........................................       608,400(4)            8.6%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401

U.S. Bancorp ("Bancorp").........................................................       438,000(5)            6.2%
 111 S.W. Fifth Avenue
 Portland, OR 97204

Gabriel Capital, L.P.............................................................       833,600(6)           11.8%
 450 Park Avenue
 New York, NY 10022

Heartland Advisors, Inc. ("Heartland")...........................................       700,000(7)            9.9%
 790 North Milwaukee Street
 Milwaukee, WI 53202

--------------------------

(1) Information based solely on Amendment No. 7 dated as of April 21, 1999 to the Schedule 13G dated February 14, 1995 filed by Bankers Trust Corporation, a New York corporation, and its indirect wholly-owned subsidiary, BT Capital, a Delaware corporation, with the Securities and Exchange Commission. BT Capital has (i) sole voting power with respect to 517,645 shares of Common Stock and (ii) sole dispositive power with respect to 517,645 shares of Common Stock.

(2) Information based solely on the Schedule 13G dated February 14, 1995 filed by WHC with the Securities and Exchange Commission. Lang H. Gerhard and West Highland Partners, L.P. may be deemed to beneficially own certain of the shares beneficially owned by WHC because of commonality of voting and/or investment power.

(3) Information based solely on the Schedule 13G dated February 1, 1995 filed by J.R. Zone with the Securities and Exchange Commission.

(4) Information based solely on Amendment No. 3 dated February 11, 1999 to the
    Schedule 13G dated February 7, 1996 filed by DFAI with the Securities and Exchange Commission. DFAI has (i) sole voting power with respect to 608,400 shares of Common Stock and (ii) sole dispositive power with respect to 608,400 shares of Common Stock. Schedule 13G of DFAI states that all securities reported in the Schedule 13G are owned by DFAI's advisory clients, including commingled group trusts, none of which, to the knowledge of DFAI, owns more that 5% of the class.

(5) Information based solely on the Schedule 13G dated February 14, 1997 filed by Bancorp with the Securities and Exchange Commission. Qualivest Capital Management, Inc., a registered investment advisor and a wholly owned subsidiary of United States National Bank of Oregon, a wholly owned subsidiary of Bancorp, is deemed to have beneficial ownership of 235,300 shares, or 2.8% of the Common Stock. The remaining 202,700 shares or 2.3% of the Common Stock are deemed to be beneficially held by the Trust Group of Bancorp. Bancorp has (i) sole voting power with respect to 438,000 shares of Common Stock, (ii) sole dispositive power with respect to 199,500 shares of Common Stock and (iii) shared dispositive power with respect to 1,200 shares of Common Stock.

(6) Information based solely on the Schedule 13G dated April 13, 1998 filed with the Securities and Exchange Commission jointly by Gabriel Capital, L.P., a Delaware limited partnership ("Gabriel"), Ariel Fund Limited, a Cayman Islands corporation ("Ariel Fund"), Ariel Management Corp., a Delaware corporation and the investment advisor of Ariel Fund ("Ariel"), and J. Ezra Merkin ("Merkin"), the general partner of Gabriel (collectively, the "Reporting Persons"). Merkin is also the sole shareholder, sole director and president of Ariel. The business address of each of Ariel and Merkin is 450 Park Avenue, New York, New York 10022. The business address of Ariel Fund is c/o Maples & Calder, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies. Merkin is a United States citizen. The Reporting Persons previously filed a Statement on Schedule 13D relating to the event date of September 15, 1997, as amended, with respect to the Common Stock.

(7) Information based solely on Amendment No. 1 dated February 4, 1999 to the
    Schedule 13G dated February 2, 1998 filed by Heartland with the Securities and Exchange Commission. Heartland has sole dispositive power with respect to 700,000 shares of Common Stock. Schedule 13G of Heartland states that the shares of common stock are held in investment advisory accounts of Heartland. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS RELATING TO CHF AND REFLECTIONS

    In 1979, Mr. Stroud, the Founder, Chairman Emeritus and a director of the Company, invested in Reflections Fine Bedding Attire, Inc. ("Reflections"), a manufacturer of bedding merchandise and accessories. Until 1993, Mr. Stroud had been a director of Reflections and had beneficially owned (along with his spouse) 45% of the stock of Reflections. In the fiscal year ended February 27, 1999, Reflections sold approximately $0.2 million of merchandise to Strouds at prices Strouds believes to be competitive with other suppliers of similar products. The sales to Strouds during this period represented approximately 14.8% of Reflections' total sales.

    The stockholders of Reflections had an outstanding debt obligation to a bank lender in the amount of $675,000, the proceeds of which were loaned to Reflections. In 1993, Mr. Stroud and his spouse assumed this note. Pursuant to an understanding among the stockholders of Reflections, at such time as Mr. and Mrs. Stroud are required to make payments on the note, the other stockholders are required to reimburse them for their pro rata share (in accordance with their stock ownership) of the note (the "Reflections Reimbursement Obligation").

    On April 2, 1993, Reflections filed a voluntary Chapter 11 bankruptcy proceeding. On June 1, 1993, CHF Industries, Inc. ("CHF"), an entity unaffiliated with Reflections or Strouds, acquired substantially all of the assets and business of Reflections (the "Reflections Business"). As part of the acquisition, CHF required that Mr. Stroud enter into a Non-Competition and Consulting Agreement with CHF, dated June 1, 1993 (the "CHF Agreement"). The CHF Agreement provides generally that for a period of ten years from the date of the closing of the purchase of the Reflections Business by CHF, neither Mr. Stroud nor any affiliate of Mr. Stroud's will directly or indirectly compete with the Reflections Business nor solicit any employee or supplier of Reflections or CHF to alter or terminate their business relationship. The CHF Agreement further provides that Mr. Stroud will consult with and advise CHF on an as-needed basis with respect to the sale and marketing by CHF of merchandise to Reflections Business customers, including, but not limited to, Strouds. So long as Mr. Stroud is employed by the Company, the CHF Agreement would prevent the Company from competing with Reflections in the manufacture of bedding merchandise and accessories.

    As consideration for Mr. Stroud's entering into the CHF Agreement, CHF agreed to pay Mr. Stroud an amount based on a percentage of gross sales of the Reflections Business, up to a maximum total payment of $825,000. In the event that total gross sales of the Reflections Business to Strouds equals or exceeds $2.5 million (subject to Consumer Price Index ("CPI") adjustment) in any contract year ending May 31, then CHF is required to pay Mr. Stroud an amount equal to 4.58% of total gross sales of the Reflections Business to all customers, including Strouds. In the event that total gross sales of the Reflections Business to Strouds is less than the $2.5 million target (subject to CPI adjustment), then the payment would be reduced in the proportion by which sales to Strouds failed to meet the target payments to Mr. Stroud and may not exceed $275,000 for any May 31 contract year.

    The CHF Agreement was disclosed to the Board of Directors of Strouds, and all of the directors (except for Mr. Stroud, who abstained) approved the terms of the CHF Agreement and the payments by CHF to Mr. Stroud.

    All purchases by Strouds from Reflections and CHF have represented independent decisions of the buying staff of Strouds based upon the quality and design of product, salability, pricing, and the ability of CHF to meet a satisfactory delivery schedule. The Company believes that all purchases from Reflections and CHF have been in appropriate amounts and on terms comparable to those that could have been obtained from other vendors. The Board of Directors of the Company has adopted a policy of reviewing the Company's purchases from CHF to determine whether such purchases have been in appropriate amounts and on terms comparable to those that could have been obtained from other vendors. In fiscal year ended February 27, 1999, purchases by Strouds from Reflections and CHF equaled 0.1% of the Company's total cost of sales, including buying and occupancy.

    During the contract year ended May 31, 1998, total sales of the Reflections Business were $2.0 million, of which $0.4 million were sales to Strouds. Pursuant to the formula described above, Mr. Stroud received a payment of $15,000 from CHF with respect to that contract year. To the extent that Mr. Stroud receives payments under the CHF Agreement, the Reflections Reimbursement Obligation will be reduced. As of May 31, 1998, a total of $548,000 (out of a maximum of $825,000) had been paid to Mr. Stroud by CHF.

REGISTRATION RIGHTS

    In November 1995, the Board of Directors adopted a Rights Agreement pursuant to which it declared a dividend of one preferred stock purchase right (the "Rights") for each share of Common Stock outstanding at the close of business on November 30, 1995. Each Right will entitle the registered holder thereof, after the Rights become exercisable and until November 17, 2005 (or the earlier redemption, exchange or termination of the Rights), to purchase from the Company one one-hundredth of a share of Series B Junior Participating Preferred Stock, par value $0.0001 per share, at a price of $30.00 per one one-hundredth of a Preferred Share, subject to certain anti-dilution adjustments.

    In connection with the adoption of the Rights Agreement, and in order to resolve an issue as to whether a previous registration rights agreement was still in effect with BT Capital (the beneficial owner of approximately 7.4% of the Company's Common Stock), the Company agreed to provide BT Capital with certain demand and piggyback registration rights; PROVIDED, HOWEVER, that the costs associated with exercising any such registration rights would be borne by BT Capital.

CONFLICT OF INTEREST POLICY

    In May 1995, the Board of Directors adopted a conflict of interest policy which generally provides that no employee, officer or director of the Company (individually and collectively, a "Company Person") should have any personal interest that is incompatible with the loyalty and responsibility owed to the Company. Pursuant to such policy, all Company Persons must discharge their responsibility solely on the basis of what is in the best interest of the Company and independent of personal considerations or relationships, and all Company Persons are expected to adhere to both the letter and spirit of the Company's conflict of interest policy.

OTHER RELATIONSHIP

    Mr. Bemis, a director on the Company's Board of Directors, is a partner in the law firm of Millar, Hodges & Bemis which has provided legal services to the Company since the Company's formation and continues to provide such services on an ongoing basis to the Company. Mr. Bemis's firm receives customary legal fees for such services. For the fiscal year ended February 27, 1999, the aggregate fees paid by the Company to the law firm of Millar, Hodges & Bemis was approximately $13,000.

                               OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the 1934 Act requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Insiders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Insiders are required by the Securities and Exchange Commission's regulations to furnish the Company with copies of all
Section 16(a) reports filed by such persons.

    To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations from the Insiders that no other reports were required, during the fiscal year ended February 27, 1999, all Insiders complied with all Section 16(a) filing requirements applicable to them.

OTHER MATTERS AT THE MEETING

    The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting such proxies.

COST OF SOLICITATION

    The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. In addition to the use of mails, certain directors, officers or employees of the Company and its subsidiaries, who receive no compensation for their services other than their regular salaries, may solicit and tabulate proxies. The Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, telephone (212) 269-5550, to assist in the solicitation of proxies with respect to the shares of Common Stock held of record by brokers, nominees and institutions. The estimated cost of the services of D.F. King & Co., Inc. is $4,000, plus expenses.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    Any stockholder who meets the requirements of the proxy rules under the 1934 Act may submit to the Board of Directors proposals to be considered for submission to the stockholders at the 2000 Annual Meeting. Any such proposal must comply with the requirements of Rule 14a-8 under the 1934 Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Corporate Secretary, Strouds, Inc., 780 South Nogales Street, City of Industry, California 91748, and must be received no later than February 1, 2000. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

    In addition, the Company's Bylaws provide for notice procedures to recommend a person for nomination as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to the stockholders, the stockholder's notice, to be timely, must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the secretary of the Company shall set forth: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of the stockholder proposing such business, (c) the class, series and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the 1934 Act and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Company may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the Securities and Exchange Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the Securities and Exchange Commission's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621-2511, or by way of the Securities and Exchange Commission's Internet address, http://www.sec.gov.

    The Company's Annual Report to Stockholders, including the Company's audited financial statements, for the fiscal year ended February 27, 1999 is being mailed to all stockholders of record. The Company will provide without charge to each person to whom a copy of the Proxy Statement is delivered, upon the written or oral request of any such persons, copies of the Company's Annual Report on Form 10-K for the fiscal year ended February 27, 1999 filed with the Securities and Exchange Commission. Requests for such copies should be addressed to:
Strouds, Inc., 780 South Nogales Street, City of Industry, California 91748,
Attn: Secretary, telephone (626) 912-2866.

    ALL STOCKHOLDERS ARE URGED TO IMMEDIATELY COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          [SIGNATURE]Charles R. Chinni
                                          CHAIRMAN OF THE BOARD OF DIRECTORS,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

City of Industry, California
June 1, 1999

P R O X Y

                                 STROUDS, INC.
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 30, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Charles R. Chinni or Gary A. Van Wagner, and each of them, his or her attorneys and agents, with full power of substitution to vote as proxy for the undersigned, as herein stated, at the Annual Meeting of Stockholders of Strouds, Inc., to be held at Industry Hills Sheraton, One Industry Hills Parkway, City of Industry, California, at 10:00 a.m., local time on Wednesday, June 30, 1999 or at any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to vote if personally present on the proposals set forth below (and as more particularly set forth in the Notice of Annual Meeting enclosed herewith) and in accordance with their discretion on any other matters that may properly come before the Annual Meeting or any adjournment thereof.

   PLEASE MARK YOUR CHOICE LIKE THIS / / IN DARK INK AND SIGN AND DATE ON THE
                                  REVERSE SIDE

(1) ELECTION OF SEVEN DIRECTORS / / VOTE for ALL (EXCEPT AS MARKED TO THE CONTRARY BELOW) / / WITHHELD for ALL

   Charles R. Chinni Wilfred C. Stroud Larry R. Bemis Dale D. Achabal Marco F.
                  Weiss Richard F. Clayton Marshall S. Geller

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

(2) RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                   / / FOR      / / AGAINST      / / ABSTAIN

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 1, 1999.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
                                             Dated: ______________________, 1999
                                             ___________________________________
                                                       (Signature)
                                             ___________________________________
                                                Signature if held jointly

                                             Please sign exactly as your name
                                             appears. Joint owners should each
                                             sign. Trustees and others acting in
                                             a representative capacity should
                                             indicate the capacity in which they
                                             sign.